SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
         |_|  Preliminary Proxy Statement
         |X|  Definitive Proxy Statement
         |_|  Definitive Additional Materials
         |_|  Confidential, for Use of the
              Commission Only (as permitted by
              Rule 14a-6(e)(2))
         |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Karts International Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         |X|     No fee required.
         |_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                 and 0-11.
         (1)     Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)     Total fee paid:

--------------------------------------------------------------------------------
         |_|     Fee paid previously with preliminary materials.
         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)     Amount Previously Paid:

--------------------------------------------------------------------------------
         (2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)     Filing Party:

--------------------------------------------------------------------------------
         (4)     Date Filed:

--------------------------------------------------------------------------------

                        KARTS INTERNATIONAL INCORPORATED
                       109 Northpark Boulevard, Suite 210
                           Covington, Louisiana 70433


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 27, 1998


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the "Meeting") of Karts International Incorporated (the "Company") will be held at 14160 Dallas Parkway, Suite 950, Dallas, Texas 75240, on Wednesday, May 27, 1998, at 2:00 p.m., local time, for the following purposes:

         (1) To elect six members of the Board of Directors for the term of one year or until the next Annual Meeting of Stockholders.

         (2) To approve the Karts International Incorporated 1998 Stock Compensation Plan.

         (3) To approve the appointment of S.W. Hatfield + Associates as independent public accountants of the Company.

         (4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The close of business on April 8, 1998 has been fixed as the record date for determining stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder during ordinary business hours at the offices of the Chairman of the Board and Secretary of the Company located at 14160 Dallas Parkway, Suite 950, Dallas, Texas 75240.

         Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

         STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                     By Order of the Board of Directors



                                     Timothy P. Halter
                                     Secretary

Dallas, Texas
April 23, 1998

                        KARTS INTERNATIONAL INCORPORATED
                       109 Northpark Boulevard, Suite 210
                           Covington, Louisiana 70433


                                 PROXY STATEMENT

                                       For

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 27, 1998


         This Proxy Statement is being first mailed on April 23, 1998 to stockholders of Karts International Incorporated (the "Company") by the Board of Directors to solicit proxies (the "Proxies") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 14160 Dallas Parkway, Suite 950, Dallas, Texas 75240, at 2:00 p.m., local time, on Wednesday, May 27, 1998, or at such other time and place to which the Meeting may be adjourned.

         All shares represented by valid Proxies, unless the stockholder otherwise specifies, will be voted (i) FOR the election of the persons named herein under "Election of Directors" as nominees for election as directors of the Company for the term described therein, (ii) FOR the proposal to approve the Karts International Incorporated 1998 Stock Compensation Plan, (iii) FOR the proposal to approve the appointment of S.W. Hatfield + Associates as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1998, and (iv) at the discretion of the Proxy holders with regard to any other matter that may properly come before the Meeting or any adjournments thereof.

         Where a stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked at any time by providing written notice of such revocation to the Company at 14160 Dallas Parkway, Suite 950, Dallas, Texas 75240, Attention: Timothy P. Halter. If notice of revocation is not received by the Meeting date, a stockholder may nevertheless revoke a Proxy if he attends the Meeting and desires to vote in person.

                        RECORD DATE AND VOTING SECURITIES

         The record date for determining the stockholders entitled to vote at the Meeting is April 8, 1998 (the "Record Date"), at which time the Company had issued and outstanding 4,854,133 shares of common stock, par value $.001 per share (the "Common Stock"). Common Stock is the only class of outstanding voting securities of the Company.

                                QUORUM AND VOTING

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in his or her name. In order to be elected a director, a nominee must receive the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Meeting. Abstentions and broker non-votes will not be counted in the election of directors.

                              ELECTION OF DIRECTORS

         The Board of Directors (the "Board") of the Company presently consists of six directors, all of whom have been nominated and agreed to stand for re-election. Each director shall serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

         It is expected that the nominees named below will be able to accept such nominations. If any of the below nominees for any reason is unable or is unwilling to serve at the time of the Meeting, the Proxy holders will have discretionary authority to vote the Proxy for a substitute nominee or nominees. The following sets forth information as to the nominees for election at the Meeting, including their ages, present principal occupations, other business experience during the last five years, memberships on committees of the Board and directorships in other publicly-held companies.


                                                                                                   Year First Elected
              Name                  Age                          Position                         Director or Officer
              ----                  ---                          --------                         -------------------
Robert M. Aubrey                     52    Chief Executive Officer, President and Director                1998
Timothy P. Halter(1)                 31    Chairman of the Board, Secretary and Director                  1996
Charles Brister(1)                   45    Director                                                       1996
Gary C. Evans                        40    Director                                                       1996
Joseph R. Mannes(2)                  38    Director                                                       1996
Ronald C. Morgan                     49    Director                                                       1996


---------------------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

         Robert M. Aubrey is the Chief Executive Officer, President and a director of the Company and has served in those capacities since January 30, 1998. From 1973 to 1997, Mr. Aubrey was the Chief Executive Officer of Aubrey, Inc., a company that, along with its subsidiaries Air Care Industries and National Industries, developed, manufactured and marketed residential air ventilation fans, steel utility doors and portable electric heaters for the residential, consumer and retail industries under private label and OEM contracts. During that time, Mr. Aubrey was primarily responsible for the increase in Aubrey, Inc.'s revenues from $4 million to annual revenues in excess of $50 million. At the time of its sale, Aubrey, Inc. marketed its products under three different brand names, operated three manufacturing plants and employed over 500 persons. Mr. Aubrey holds a Bachelor of Business Administration from the University of Wisconsin.

         Timothy P. Halter has been Secretary and a director of the Company since February 1996. Mr. Halter was elected Chairman of the Board on February 16, 1998. Since May 1995, Mr. Halter has served as President of Halter Financial Group, Inc. ("HFG"), a Dallas, Texas based financial consulting firm. From 1991 to 1995, Mr. Halter was President of Halter Capital Corporation, a diversified holding company. Mr. Halter also serves on the Board of Directors of Duncanville National Bank, located in Duncanville, Texas.

         Charles Brister has been a director of the Company since March 1996. He served as President and Chief Executive Officer of Brister's Thunder Karts, Inc. ("Brister's") from 1986 to April 1996.

         Gary C. Evans has been a director of the Company since July 1996. Mr. Evans has served as President, Chief Executive Officer and a director of Magnum Hunter Resources, Inc. ("Magnum"), an American Stock Exchange listed oil and gas exploration and development company, since December 1995. Mr. Evans previously served as Chairman, President and Chief Executive Officer of Hunter Resources, Inc. ("Hunter") from September 1992 until its merger with Magnum. From December 1990 to September 1992, he served as President and Chief Operating Officer of Hunter. From 1985 to 1990, he was the founder and President of Sunbelt Energy, Inc., prior to its merger with Hunter. From 1981 to 1985, Mr. Evans was associated with the Mercantile Bank of Canada where he held various positions including Vice President and Manager of the

Energy Division of the southwestern United States. From 1977 to 1981, he served in various capacities with National Bank of Commerce (currently BankTexas, N.A.) including Credit Manager and Credit Officer. Mr. Evans serves on the Board of Directors of Digital Communications Technology Corporation, an American Stock Exchange listed company.

         Joseph R. Mannes has been a director of the Company since July 1996. Since April 1997, Mr. Mannes has served as Vice President and General Manager of iMagic Online Corporation, a Texas company, offering real-time internet games. Previously, he was the Chief Financial Officer, Secretary and Treasurer of Interactive Creations Incorporated ("ICI"), a predecessor corporation. From 1987 until joining ICI, Mr. Mannes was First Vice President in the Corporate Finance Department of Rauscher Pierce Refsnes, Inc., a Dallas, Texas stock brokerage company. From 1982 to 1987, Mr. Mannes was in the commercial lending division of the First National Bank of Boston, where he attained the position of Assistant Vice President. Mr. Mannes worked in both the Special Industry Group and the
High Technology Group at First National Bank of Boston. Mr. Mannes graduated with an MBA in Accounting and Finance from the Wharton School, Graduate Division, of the University of Pennsylvania in 1982 and an A.B. from Dartmouth College in 1980. Mr. Mannes is a Chartered Financial Analyst.

         Ronald C. Morgan has been a director of the Company since July 1996. Since June 1993, he has served as Chief Operating Officer, Executive Vice President and director of The Leather Factory, Inc., an American Stock Exchange listed company. Mr. Morgan is a co-founder of The Leather Factory and has served as Chief Operating Officer, Executive Vice President and director since its formation in 1980. Mr. Morgan was employed by the Tandy Corporation and Tandy Leather Company from 1970 to 1980. During this period, he was promoted through various levels of management in such a manner that he progressed from Manager-Trainee to Vice-President by 1977. Mr. Morgan was Vice President of Tandy Leather Company from 1977 to 1980, directing operations for 350 retail stores. From 1970 through 1976, Mr. Morgan served in several positions of management for various companies of Tandy Corporation in New York, Pennsylvania, California, Arizona, and Texas. Mr. Morgan attended college at Southern Colorado State University and holds a Bachelor of Science degree from West Texas State University.

                 The Board recommends that stockholders vote FOR
                            each nominee for the Board.

Meetings; Committees of the Board of Directors; Recent Developments

         The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board met four times during the calendar year ended December 31, 1997 and acted by unanimous consent in lieu of special meeting on three occasions during the identical period.

         The Board has two standing committees: the Compensation Committee and the Audit Committee. The functions of these committees and the number of meetings held during 1997 are described below.

         The Compensation Committee was established to fix the annual salaries and other compensation for the officers and key employees of the Company. The
Compensation Committee will also approve grants under and administer the Company's 1998 Stock Compensation Plan if approved at the Meeting. The Compensation Committee met three times in 1997.

         The Audit Committee was established to review the professional services and independence of the Company's independent auditors, and the Company's accounting, procedures and internal controls. The Audit Committee met two times in 1997.

         The Company does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board as a whole.

         Effective April 2, 1998, Robert W. Bell resigned as a director of the Company. Mr. Bell's resignation was not the result of any disagreement with the Company's management.

Compensation of Directors

         Each outside director of the Company is entitled to receive annual compensation of $6,000 for attendance of meetings of the Board and for serving on any committees of the Board. The Chairman of the Board of the Company is also entitled to receive monthly compensation of $5,000 for every month in which such individual serves in such capacity. The Company will reimburse directors for out-of-pocket expenses incurred for attending meetings.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the ownership of the Company's shares of Common Stock as of April 8, 1998 by each of its directors, executive officers and persons known by the Company to beneficially own 5% or more of the outstanding shares of the Common Stock and all executive officers and directors as a group.



                                                        Shares Beneficially   Percentage of Shares
                        Name(1)                              Owned            Beneficially Owned
------------------------------------------------------  --------------------  --------------------
Robert M. Aubrey(2)...................................              -0-                -0-
Charles Brister(3)....................................         516,668                10.6
Joseph R. Mannes(4)...................................          63,734                 1.3
Ronald C. Morgan(4)...................................           3,334                  *
Gary C. Evans(5)......................................          51,114                 1.1
Timothy P. Halter(6)..................................         470,254                 9.7
Halter Financial Group, Inc.(6).......................         470,254                 9.7
Schlinger Foundation(7)...............................         730,288                15.0
Evert I. Schlinger(8).................................         768,066                15.8
Officers and directors as a group (6 persons)(9)......       1,105,104                22.7



*Less than 1%.
(1) Unless otherwise indicated, each person named in the table has sole voting and investment power with respect to the shares beneficially owned. Also, unless otherwise indicated, the address of each beneficial owner identified below is: c/o Karts International Incorporated, 14160 Dallas Parkway, Suite 950, Dallas, Texas 75240.
(2) Mr. Aubrey is the Chief Executive Officer, President and a director of the Company.
(3)  Mr.  Brister  is  a  director  of  the  Company.   See  "Certain
     Relationships  and  Related  Transactions."
(4)  Messrs.  Mannes and Morgan are directors of the Company.
(5) Mr. Evans is a director of the Company. Includes 20,001 shares of Common Stock underlying certain Redeemable Common Stock Purchase Warrants
     (the "1996 Warrants") which entitle Mr. Evans to purchase such shares at an exercise price of $4.50 per share until May 15, 2000.
(6)  Mr.  Halter,  the  Chairman  of the Board,  Secretary  and  director of the
     Company,  is  the  sole  stockholder,  director  and  president  of  Halter
     Financial Group, Inc. ("HFG") and is therefore deemed to have beneficial ownership of the shares of Common Stock held by HFG. HFG's address is 14160 Dallas Parkway, Suite 950, Dallas, Texas 75240.
     See "Certain Relationships and Related Transactions."
(7) The Schlinger Foundation ("Foundation") beneficially owns 520,000 shares of the Company's Common Stock, See "Certain Relationships and Related Transactions." Mr. Schlinger is the sole trustee of the Foundation and has sole voting and dispositive power over the shares held by the Foundation. However, Mr. Schlinger does not assert any ownership interest in any of the shares of Common Stock of the Company owned by the Foundation. Mr. Schlinger owns 210,288 of the shares of Common Stock of the Company for his own account. See "Certain Relationships and Related Transactions."
(8) Includes 520,000 shares of Common Stock owned by the Foundation, 210,288 shares of Common Stock owned by Mr. Schlinger for his own account, and 37,778 shares of Common Stock held by the Brian Schlinger Trust. Mr. Evert
     I. Schlinger is the sole trustee of the Brian Schlinger Trust and has sole voting and dispositive power over the shares held by this trust. However, Mr. Evert I. Schlinger does not claim any ownership interest in any of the shares of Common Stock owned by the Brian Schlinger Trust.
(9) Includes 20,001 shares of Common Stock underlying 20,001 1996 Warrants held by Mr. Evans.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities for the Company to its Chief Executive Officer. No other executive officer of the Company received remuneration in excess of $100,000 during the referenced periods. All other compensation related tables required to be reported have been omitted as there has been no applicable compensation awarded to, earned by or paid to any of the Company's executive officers in any fiscal year to be covered by such tables.

                                            Summary Compensation Table


                                                            Annual Compensation              Long-Term Compensation
                                                       ---------------------------         ----------------------------
                                                                                                     Awards
                                                                                           ----------------------------
                                                                                                            Securities
                                                                        Other Annual      Restricted        Underlying
Name/Title                                 Year       Salary/Bonus      Compensation     Stock Awards      Options/SARs
----------                                 ----       ------------      ------------     ------------      ------------
V. Lynn Graybill, former Chairman of       1997         $131,250           $ -0-              -0-               -0-
the Board, Chief Executive Officer         1996         $121,731         $15,000(2)           -0-               -0-
and President(1)


----------------------------
(1) Effective January 15, 1998, V. Lynn Graybill resigned as Chairman of the Board, Chief Executive Officer and President of the Company. See "-- Employment Agreements and Related Matters."
(2) Represents a signing bonus equal to 10% of Mr. Graybill's base salary, which was paid by issuing Mr. Graybill 140,000 restricted shares of Common Stock of the Company.

Employment Agreements and Related Matters

         Effective January 30, 1998, the Company entered into an Employment Agreement (the "Employment Agreement") with Robert M. Aubrey, whereby Mr. Aubrey agreed to serve as Chief Executive Officer and President of the Company. The Employment Agreement is for a term of three years and provides Mr. Aubrey with an annual base salary of $150,000. Upon execution of the Employment Agreement, Mr. Aubrey received options to purchase 200,000 shares of Common Stock at an exercise price of $3.25 per share. The options vest as follows: (a) options to purchase 100,000 shares vest on January 30, 1999; (b) options to purchase 50,000 shares vest on January 30, 2000; and (c) options to purchase the remaining 50,000 shares vest on January 30, 2001. All unvested options vest immediately upon the termination of the Employment Agreement if such termination is for any reason other than "for cause," and all unexercised options expire on January 30, 2003. Mr. Aubrey may also receive annual performance based stock options to purchase up to 50,000 shares of Common Stock at a price equal to the market value of the Common Stock on the date of issuance, as determined by the Board, and an annual cash bonus not to exceed 15% of his base salary. Mr. Aubrey is entitled to receive benefits commensurate with his title including medical insurance and other benefits offered to executive management of the Company. Mr. Aubrey is responsible for the day-to-day operations of the Company and for the preparation of the Company's annual budget, monthly operating financial statements, quarterly presentations addressing qualitative and quantitative issues of the operations of the Company, and any and all other matters requested by the Board. The Employment Agreement restricts the ability of Mr. Aubrey to compete with the Company (the "Covenant Not to Compete") by becoming involved directly or indirectly with any business that designs, manufactures, distributes or markets the Company's products during the term of the Employment Agreement or for a period of two years following the termination of the Employment Agreement by either Mr. Aubrey or the Company. The enforceability of the Covenant Not to Compete is governed by the statutory and case law authority of the State of Texas.

         In connection with the resignation of V. Lynn Graybill as Chairman of the Board, Chief Executive Officer and President of the Company, the Company and Mr. Graybill entered into a Mutual Release and Separation Agreement, dated January 15, 1998 (the "Separation Agreement"), for the purpose of satisfying and discharging all obligations of the Company to Mr. Graybill under the terms of Mr. Graybill's Employment Agreement, dated March 15, 1996. Under the terms of the Separation Agreement, the Company agreed to pay to Mr. Graybill a one time payment of $208,100 (the "Severance Amount"). As additional consideration for the Severance Amount, Mr. Graybill agreed to adhere to the non-competition and non-solicitation covenants contained in his Employment Agreement, which covenants expire on January 15, 2001.

Stock Options

         On July 23, 1996, the Board adopted a stock option plan providing for the reservation of 66,667 shares of Common Stock for options to be granted to employees of the Company at the discretion of the Compensation Committee. In July 1996, the Company issued to 30 employees, who were neither officers nor directors of the Company, options to purchase an aggregate of 59,355 shares of Common Stock at an exercise price of $5.63 per share which are currently exercisable and expire at various times during 2001.

         On January 30, 1997, the Board adopted a stock option plan providing for the reservation of 66,667 shares of Common Stock for options to be granted to employees of the Company. On January 30, 1997, the Company issued to each of John V. Callegari, Jr., the former Vice President, Administration and Chief Financial Officer of the Company, and Lawrence E. Schwall, III, the Vice President, Sales and Marketing of Brister's, options to purchase 6,667 shares of Common Stock at an exercise of $4.875 per share which are exercisable after January 30, 1998 and expire on January 30, 2002. Mr. Callegari's options expired as a result of the termination of his employment with the Company in February 1998. Also on January 30, 1997, the Company issued to 61 employees, who were neither officers nor directors of the Company, options to purchase an aggregate of 52,670 shares of Common Stock at an exercise price of $4.875 per share which are exercisable after January 30, 1998 and expire on January 30, 2002.

         In connection with the execution of his Employment Agreement, Mr. Aubrey received options to purchase 200,000 shares of Common Stock at an exercise price of $3.25 per share. The options vest as follows: (a) options to purchase 100,000 shares vest on January 30, 1999; (b) options to purchase 50,000 shares vest on January 30, 2000; and (c) options to purchase the remaining 50,000 shares vest on January 30, 2001. All unvested options vest immediately upon the termination of the Employment Agreement if such termination is for any reason other than "for cause," and all unexpired options expire on January 30, 2003. Furthermore, in March 1998, the Company granted options to purchase an aggregate of 20,000 shares of Common Stock at an exercise price of $3.50 per share to certain employees of the Company who are neither executive officers nor directors of the Company. The foregoing options vest on the first anniversary date of their date of grant, and expire on the earlier of five years from their respective date of grant or upon the termination of the option holder as an employee of the Company.

         The exercise price per share of all options issued by the Company was based on the closing bid price of the Company's Common Stock as quoted on either the NASD Electronic Bulletin Board or the Nasdaq SmallCap Market system, as applicable, on the date of grant of such options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 31, 1996, the Company concluded the private sale of 233,333 shares of Common Stock to 13 investors (the "Investors") for aggregate proceeds of $525,000 (the "March 1996 Offering"). In connection with the March 1996 Offering, the Company and HFG agreed to issue additional shares of Common Stock to the Investors if on March 31, 1998 (the "Offering Valuation Date") the average closing bid price of the Common Stock for the 10 trading days prior to and including the Offering Valuation Date (the "Stock Market Value") did not equal or exceed $4.50 per share, such that each Investor would receive for no additional consideration an additional number of shares of Common Stock necessary to increase the Stock Market Value per share of the Common Stock acquired to $4.50 per share. HFG placed into escrow 233,333 shares of Common Stock (the "HFG Escrow Shares") to be issued to Investors if an adjustment was required. Based upon the Stock Market Value of the Company Stock on the Offering Valuation Date, HFG is obligated to issue to the Investors an aggregate of 76,499 HFG Escrow Shares. All remaining HFG Escrow Shares will be returned to HFG. The Company is under no obligation to issue to HFG any additional shares of Common Stock as reimbursement for the HFG Escrow Shares distributed to participants in the March 1996 Offering.

         As partial consideration for the acquisition of Brister's (the "Brister's Acquisition"), the Company issued to Charles Brister, a director of the Company, a subordinated note in the principal amount of $1,000,000 and a $200,000 note (collectively, the "Brister Notes"). In September 1997, the Company paid Mr. Brister approximately $1.2 million as payment of the Brister Notes plus accrued interest.

         Mr. Brister has deposited 83,334 shares of the Company's Common Stock owned by him (the "Offset Shares") into an escrow account to offset any amounts that may be owing at any time by Mr. Brister or Brister's to the Company or HFG as a result of (i) a claim of products liability for Fun Karts manufactured prior to the close of the Brister's Acquisition which results in either a settlement or award of damages in excess of stated insurance policy limits or
(ii) any failure or breach of any representation, warranty, agreement or covenant of Brister's or Mr. Brister under the terms of the Brister's stock purchase agreement. If HFG or the Company determines that an offset is appropriate, notice will be given to Mr. Brister at least 10 days prior to the disposition of the Offset Shares. If conditions upon which the offset are based are cured by Mr. Brister during that period, no offset will be undertaken. However, upon an event of offset, both HFG and the Company have sole discretion to sell or otherwise dispose of the number of Offset Shares necessary to satisfy any outstanding liability or obligation imposed upon either HFG or the Company. All remaining Offset Shares, upon the expiration of the two-year offset period.

         Concurrent with the Brister's Acquisition, the Company and Mr. Brister entered into a Real Estate Option Right of First Refusal Agreement. Under the terms of this agreement, the Company may, at its sole option, purchase the real property and improvements upon which the Company's Roseland, Louisiana manufacturing facilities are located for an aggregate purchase price of $550,000. The option can be exercised commencing on January 1, 1998 and expires on December 31, 2000. The Company and Mr. Brister have also entered into a lease agreement for the Roseland, Louisiana manufacturing facility which provides for a two-year primary term with a two-year renewal option. The renewal option has been exercised by the Company. The monthly lease payment for this facility is $6,025 with adjustments for increases in the Consumer Price Index. The Company believes these terms are comparable to existing market rates in the region.

         The Company, in March 1996, entered into a license agreement with Charles Brister under which Mr. Brister has licensed to the Company for a period of five years (at no cost to the Company during the first year) all of the Intellectual Property (as hereinafter defined), which was owned by Mr. Brister on March 15, 1996, and all Intellectual Property developed and/or owned by Mr. Brister at any time subsequent to March 15, 1996. After the first year of the license agreement, the Company and Mr. Brister agreed to enter into subsequent agreements defining the license fee and royalty payments based on terms at least as favorable as Mr. Brister has received, or could have received, in arms'-length transactions with third parties. "Intellectual Property" is defined as all domestic and foreign letters, patents, patent applications, patent licenses, software licenses and know-how licenses, trade names, trademarks, copyrights, unpatented inventions, service marks, trademark registrations and applications, service mark registration and applications and copyright registration and applications owned or used by Brister's in the operation of its business.

         On March 15, 1997, the Company and Mr. Brister entered in an addendum to the License Agreement and a related Royalty Agreement which provides for the payment of a one-time license fee and future royalties, respectively, by the Company to Mr. Brister for the use by the Company for a three-year period of the automatic throttle override system ("ATOS") developed and patented by Mr. Brister. The Company paid Mr. Brister an initial $10,000 license fee and agreed during the first year of the three year extension to pay him a royalty of $1.00 for each Company Fun Kart on which the ATOS was installed. During the second and third year of the agreement, the Company agreed to pay during each year a royalty of $1.00 for each Company Fun Kart on which the ATOS was installed or $20,000 annually, whichever is greater. During 1997 the Company paid Mr.
Brister a total of $17,283 under the License Agreement.

         The Company employed Mr. Brister as a consultant on a project by project basis during 1997 to develop innovative safety and technological features for the Company's Fun Karts and to assist management with the development and design of new products. During 1997, Mr. Brister received approximately $30,000 for consulting fees.

         To partially finance the Brister's Acquisition, the Company issued a promissory note in the principal amount of $2,000,000 (the "Schlinger "Note") payable to The Schlinger Foundation, a California non-profit public benefit corporation (the "Foundation"). As further consideration for the $2,000,000 loan, the Company paid the Foundation $21,000, consisting of $10,500 cash and issued the Foundation 70,000 restricted shares of Common Stock. On August 28, 1997, the Foundation agreed to convert $1 million of the principal amount of the Schlinger Note into 250,000 shares of Common Stock. In October 1997, the Company paid the Foundation approximately $1.0 million as payment of the remaining balance of the Schlinger Note plus accrued interest.

         The Foundation has agreed not to sell or dispose of the 250,000 shares of Common Stock issued upon conversion of $1 million principal amount of the Schlinger Note until after September 9, 1998. The Foundation has also agreed not to sell or dispose of the remaining 270,000 shares it owns until after September 9, 1998, provided the Foundation may sell such shares in the public market at a price equal to or greater than $7.00 per share without regard to the provisions of the lock-up agreement.

         The Company believes that all the foregoing related-party transactions were on terms no less favorable to the Company than could reasonably be obtained from unaffiliated third parties. All future transactions with affiliates will be approved by a majority of disinterested directors of the Company and on terms no less favorable to the Company than those that are generally available from unaffiliated third parties.

                APPROVAL OF THE KARTS INTERNATIONAL INCORPORATED
                          1998 STOCK COMPENSATION PLAN

         The Board proposes that the stockholders of the Company approve the Karts International Incorporated 1998 Stock Compensation Plan (the "1998 Plan"). The 1998 Plan was adopted by the Board on April 22, 1998. The 1998 Plan terminates on April 1, 2008 unless previously terminated by the Board. The 1998 Plan is being implemented to encourage ownership of Common Stock by certain officers, directors, employees and advisors of the Company or its subsidiaries. The 1998 Plan also provides additional incentive for eligible persons to promote the success of the business of the Company or its subsidiaries, and to encourage them to remain in the employ of the Company or its subsidiaries by providing such persons an opportunity to benefit from any appreciation of the Common Stock through the issuance of stock options, related stock appreciation rights and reload options in accordance with the terms of the 1998 Plan.

         Eligible participants in the 1998 Plan include full time employees, directors and advisors of the Company and its subsidiaries. Options granted under the 1998 Plan are intended to qualify as "incentive stock options" pursuant to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the

"Code"),   or  options  which  do  not   constitute   incentive   stock  options
("nonqualified options") as determined by the Company's Compensation Committee (the "Committee").

         The Board is of the opinion that it would be in the best interest of the Company to reserve for issuance under the 1998 Plan one million shares of Common Stock to provide adequate shares of Common Stock for issuance to qualified individuals under the 1998 Plan, and to encourage such individuals to remain in the service of the Company in order to promote its business and growth strategy. The Company may also utilize the granting of options under the 1998 Plan to attract qualified individuals to become employees and non-employee directors of the Company, as well as to ensure the retention of management of any acquired business operations. Under the 1998 Plan the Company may also grant restricted stock awards. Restricted stock represents shares of Common Stock issued to eligible participants under the 1998 Plan subject to the satisfaction by the recipient of certain conditions and enumerated in the specific restricted stock grant. Conditions which may be imposed include, but are not limited to, specified periods of employment, attainment of personal performance standards or the overall performance of the Company. The granting of restricted stock represents an additional incentive for eligible participants under the 1998 Plan to promote the development of the Company, and may be used by the Company as another means of attracting and retaining qualified individuals to serve as employees and directors of the Company or its subsidiaries.

                              Summary of 1998 Plan

         The following is a summary of certain of the provisions of the 1998 Plan. The full text of the 1998 Plan is set forth as Exhibit A to this Proxy Statement.

Administration

         The 1998 Plan is administered by the Committee or the entire Board. Under the terms of the 1998 Plan, the Committee shall consist of not less than two members of the Board who are appointed by the Board. The Board has the power from time to time to add or substitute members of the Committee and to fill vacancies, however caused.

         The Committee has the authority to interpret the 1998 Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration, and other terms of the options to be granted, subject to the authority of the entire Board and specific provisions contained in the 1998 Plan.

Eligibility

         Nonqualified Options. Nonqualified options may be granted only to officers, directors (including non-employee directors of the Company or a subsidiary), employees and advisors of the Company or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the nonqualified options, are either officers, directors, employees or advisors of the Company or a subsidiary.

         Incentive Options. Incentive stock options may be granted only to employees of the Company or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the incentive stock option, are either an employee of the Company or a subsidiary. No incentive stock option may be granted under the 1998 Plan to any individual who would, immediately before the grant of such incentive stock option, directly or indirectly, own more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless (i) such incentive stock option is granted at an option price not less than one hundred ten percent (110%) of the fair market value of the shares on the date the incentive stock option is granted and (ii) such incentive stock option expires on a date not later than five years from the date the incentive stock option is granted.

Option Price

         The purchase price of the shares of the Common Stock offered under the 1998 Plan must be one hundred percent (100%) of the fair market value of the Common Stock at the time the option is granted or such higher purchase price as may be determined by the Committee at the time of grant; provided, however, if an incentive stock option is granted to an individual who would, immediately before the grant, directly or indirectly own more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of the shares of the Common Stock covered by such incentive stock option may not be less than one hundred ten percent (110%) of the fair market value of such shares on the day the incentive stock option is granted. As the price of the Common Stock is currently quoted on the Nasdaq SmallCap Market, the fair market value of the Common Stock underlying options granted under the 1998 Plan shall be the last closing sales price of the Common Stock on the day the options are granted. If there is no market price for the Common Stock, then the Board and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

Exercise of Options

         Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration of ten years from the date of grant. Except in case of disability or death, no option shall be exercisable after an optionee ceases to be an employee of the Company, provided that the Committee shall have the right to extend the right to exercise for a specified period, generally three months, following the date of termination of an optionee's employment. If an optionee's employment is terminated by reason of disability, the Committee may extend the exercise period for a specified period, generally one year, following the date of termination of the optionee's employment. If an optionee dies while in the employ of the Company and shall not have fully exercised his options, the options may be exercised in whole or in part at any time within one year after the optionee's death by the executors or administrators of the optionee's estate or by any person or persons who acquired the option directly from the optionee by bequest or inheritance.

         No option is exercisable either in whole or in part after the expiration of ten years from the date of grant. In the event of the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Committee is authorized to accelerate the exercisibility of all outstanding options under the 1998 Plan.

         Under the 1998 Plan, an individual may be granted one or more options, provided that the aggregate fair market value (determined at the time the option is granted) of the shares covered by incentive options which may be exercisable for the first time during any calendar year shall not exceed $100,000.

Acceleration and Exercise upon Change of Control

         Any option granted under the 1998 Plan which provides for either (a) an incremental vesting period whereby such option may only be exercised in installments as each such incremental vesting period is satisfied or (b) a delayed vesting period whereby such option may only be exercised after the lapse of a specified period of time, such vesting period shall be accelerated upon the occurrence of a "Change in Control" of the Company (as that term is defined in the 1998 Plan) so that such option shall become exercisable immediately in part or in its entirety by the optionee, as such optionee shall elect subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted.

Alternate Stock Appreciation Rights ("SARs")

         Concurrently with or subsequent to the award of any option under the 1998 Plan, the Committee may award to the optionee with respect to each share of Common Stock covered by an option (the "Related Option") a related alternate stock appreciation right ("SAR") permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. A SAR granted with respect to an incentive stock option must be granted together with the Related Option. A SAR granted with respect to a nonqualified option may be granted together with or subsequent to the grant of such Related Option. Each SAR shall be on such terms and conditions not inconsistent with the 1998 Plan and shall be evidenced by written agreement executed by the Company and the optionee receiving the Related Option.

         A SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of a SAR has a current right to exercise, the SAR may be exercised by written notice to the Company.

         The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market of a share of Common Stock on the date the Related Option to such SAR was granted or became effective, as the case may be; provided, however, the Company may, in its sole discretion, withhold from cash payment any amount necessary to satisfy the Company's obligations for withholding taxes with respect to such payment. The amount payable by the Company to an optionee upon exercise of an SAR may be paid in shares of Common Stock, cash or a combination thereof. The number of shares of Common Stock to be paid to an optionee upon such optionee's exercise of a SAR shall be determined by dividing the amount of payment by the fair market value of a share of Common Stock on the exercise date of such SAR. All such shares shall be issued with any and all applicable restrictive legends.

         Except as otherwise provided in case of disability or death, no SAR shall be exercisable after an optionee ceases to be an employee, director or adviser of the Company or a subsidiary. The Committee shall have in its sole discretion the right to extend the exercise period following the date such optionee ceases to be an employee, director or adviser of the Company or a subsidiary thereof. The Committee may not extend the period during which an optionee may exercise a SAR for a period greater than the period during which an optionee may exercise the Related Option. If an optionee's position as an employee, director or adviser of the Company is terminated due to the disability or death of such optionee, the Committee shall have the right in its sole discretion, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the optionee may exercise the Related Option.

         Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

Reload Options

         Concurrently with the award of nonqualified or incentive stock options, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares that number of shares of Common Stock equal to the sum of the number of shares of Common Stock used to exercise the underlying option plus, to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the option award. The grant of a Reload Option will become effective on the exercise of the underlying nonqualified, incentive or Reload Option through the use of shares of Common Stock held by the optionee for at least 12 months. Reload Options are not intended to qualify as an incentive stock option under Section 422 of the Code.

         The issuance of Reload Options is evidenced by their reference in the option agreement attendant to the option grant. Upon the exercise of a nonqualified or incentive stock option, the Reload Option will be evidenced by an amendment to the underlying option agreement.

         The option price per share of Common Stock deliverable upon the exercise of a Reload Option is the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

         Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option is equal to the remaining option term of the underlying nonqualified or incentive stock option.

         No  additional  Reload  Options  shall be  granted  to  optionees  when
nonqualified,   incentive   and/or  Reload   Options  are  exercised   following
termination of the optionee's employment.

Payment for Option Shares

         Options may be exercised by the delivery of written notice to the Company at its principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to the order of the Company for an amount equal to the option price of such shares. No shares of Common Stock subject to options granted under the 1998 Plan may be issued upon exercise of such options until full payment has been made of any amount due. A certificate or certificates representing the number of shares purchased will be delivered by the Company as soon as practicable after payment is received.

Termination of the 1998 Plan

         The 1998 Plan will terminate on April 1, 2008, unless sooner terminated by the Board. Any option outstanding under the 1998 Plan at the time of termination shall remain in effect until the option shall have been exercised or shall have expired.

Amendment of the 1998 Plan

         The Board may at any time modify or amend the 1998 Plan without obtaining the approval of the stockholders of the Company in such respects as it shall deem advisable to comply with Section 422 of the Code or in any other respect which shall not change the maximum number of shares for which options may be granted under the 1998 Plan, the method for determining the exercise price for those options which are granted, other than to change the manner of determining the fair market value, the periods during which options may be granted or exercised, provisions relating to the determination of employees to whom options shall be granted, or provisions relating to adjustments to be made upon changes in capitalization.

Transferability of Options

         Except as may be agreed upon by the Committee, options granted under the 1998 Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferrable other than and by will or the laws of descent and distribution.

Restricted Stock Awards

         The Committee may grant restricted stock to eligible participants under the 1998 Plan. The Committee shall determine the number of shares of restricted stock to be granted as well as when the shares may be sold or transferred by the recipient. The Committee shall also have the right to impose such other restrictions on any shares of restricted stock granted as it may deem advisable, with all certificates representing restricted stock bearing a legend noting that the shares are subject to restrictions imposed under the 1998 Plan. The restricted stock will be freely transferable, subject to applicable federal and state securities laws, upon the expiration of the period of restriction imposed by the Committee. During the restricted period, holders of restricted stock may exercise full voting rights, and are entitled to receive all dividends and other distributions paid with respect to the granted shares held by the grantee. If a dividend or distribution is paid in shares of Common Stock, the shares representing such dividend will be subject to the same restrictions on transferability as the shares of restricted stock.

         The Committee shall have the right to provide for the automatic termination of the restrictions imposed upon the restricted stock if the grantee terminates his employment because of retirement. Furthermore, if a grantee terminates his employment because of death or total and permanent disability during the restricted period, the Committee may provide for the automatic termination of the restrictions imposed upon that number of shares of restricted stock equal to the total number of shares of restricted stock granted multiplied by the number of full months which had elapsed since the date of grant divided by the maximum number of full months of the period of restriction. However, the Committee may, in its sole discretion, waive any restrictions remaining on restricted stock upon the grantee's death or total and permanent disability. In the event that grantees terminate their employment for any reason other than retirement, death or total and permanent disability, then any shares of restricted stock still subject to the restrictions at the date of such termination will automatically be forfeited and returned to the Company. No shares of restricted stock granted under the 1998 Plan may be sold, transferred, pledged or assigned, otherwise than by will or by the laws of descent and distribution until the termination of the period of restriction imposed by the Committee.

        The Board of Directors recommends that the stockholders vote FOR the Company's proposal to approve the Karts International
                    Incorporated 1998 Stock Compensation Plan

               APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has appointed, subject to the approval of the stockholders, the firm of S.W. Hatfield + Associates ("Hatfield + Associates") as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1998. Hatfield + Associates has served as the Company's independent public accountants since 1996 and audited the books and records of the Company for its fiscal year ended December 31, 1997. To the knowledge of management of the Company, neither Hatfield + Associates nor any of their members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent public accountants.

         Stockholder approval of this appointment is not required; however, as a matter of good corporate governance, the Board is seeking approval of this appointment. If the appointment is not approved, the Board must then determine whether to appoint other auditors prior to the end of the current fiscal year, and in such case, the opinions of stockholders will be taken into consideration.

         The following resolution concerning the appointment of independent auditors will be offered at the Meeting:

                  RESOLVED, that the appointment by the Board of Directors of S.W. Hatfield + Associates to audit the consolidated financial statements and related books, records and accounts of the Company and its subsidiaries for fiscal year 1998 at a remuneration to be determined by the Board of Directors of the Company is hereby ratified.

         The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of approval of Hatfield + Associates as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending December 31, 1998.

        The Board of Directors recommends that the stockholders vote FOR the appointment of S.W. Hatfield + Associates as the Company's independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1998.

                              STOCKHOLDER PROPOSALS

         If a stockholder wishes to have a proposal considered for inclusion in the Company's proxy materials for the next annual meeting of stockholders, the proposal must comply with the proxy rules promulgated by the Securities and Exchange Commission, be stated in writing and be submitted on or before January 27, 1999. Any proposals should be mailed to the Company at 14160 Dallas Parkway, Suite 950, Dallas, Texas 75240, Attention: Timothy P. Halter.

                                  OTHER MATTERS

         The Board is not aware of any other matters to be brought before the Meeting. If any other matters, however, are properly brought before the Meeting, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies with respect to such matters in accordance with their best judgment.

                                  MISCELLANEOUS

         All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. The Company has not engaged a proxy solicitor.

         Upon the written  request of any holder of the  Company's  Common Stock
--------------------------------------------------------------------------------
entitled  to vote at the  Annual  Meeting  of  Stockholders,  the  Company  will
--------------------------------------------------------------------------------
furnish,  without charge,  a copy of the Company's  Annual Report on Form 10-KSB
--------------------------------------------------------------------------------
for the fiscal year ended  December 31,  1997,  including  financial  statements
--------------------------------------------------------------------------------
thereto, as filed with the Securities and Exchange  Commission.  Requests should
--------------------------------------------------------------------------------
be directed to Karts  International  Incorporated,  14160 Dallas Parkway,  Suite
--------------------------------------------------------------------------------
950, Dallas, Texas 75240, (972) 233-0300; Attention: Timothy P. Halter.
-----------------------------------------------------------------------

                                    By Order of the Board of Directors



                                    Timothy P. Halter
                                    Chairman of the Board

                                   EXHIBIT "A"

                        KARTS INTERNATIONAL INCORPORATED
                          1998 STOCK COMPENSATION PLAN


                                    ARTICLE I
                                    THE PLAN


         1.1 Name. This Plan shall be known as the "Karts International Incorporated 1998 Stock Compensation Plan." Capitalized terms used herein are defined in Article VII hereof.

         1.2 Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant to its Employees, Nonemployee Directors, and Advisors Options to purchase Common Stock of the Company, Stock Appreciation Rights, and Restricted Stock. The Plan is designed to help the Company and its Subsidiaries attract and retain superior personnel for positions of substantial responsibility and to provide Employees, Nonemployee Directors, and Advisors with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as "incentive stock options" within the meaning of Section 422 of the Code.

         1.3 Effective Date. The Plan shall become effective upon the earlier of the Effective Date or the date the shareholders of the Company approve the Plan.

         1.4 Eligibility to Participate. Any Employee, Nonemployee Director, or Advisor shall be eligible to participate in the Plan. Subject to the provisions of Section 4.5, the Committee may make Awards in accordance with such determinations as the Committee from time to time in its sole discretion shall make, provided that Incentive Stock Options may be granted only to persons who are Employees.

         1.5 Shares Subject to the Plan. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

         1.6 Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 8.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall not exceed 1,000,000 shares.

         1.7 Options and Stock Granted Under Plan. Plan Shares with respect to which an Option [or SAR] shall have been exercised or Restricted Stock shall have vested shall not again be available for grant hereunder. If Options or [SARs] terminate for any reason without being wholly exercised, or if Restricted Stock is forfeited, new Options may be granted hereunder or new Restricted Stock or [SARs] awarded covering the number of Plan Shares to which the Option [or SAR] termination or Restricted Stock forfeiture relates.

         1.8 Conditions Precedent. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

                  (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

                  (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and


1998 STOCK COMPENSATION PLAN -- Page 1

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

         1.9 Reservation of Shares of Common Stock. During the term of the Plan, the Company shall at all times reserve and keep available the number of shares of Common Stock necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

         1.10     Tax Withholding.

                  (a) Condition Precedent. The issuance of Plan Shares pursuant to the exercise of any Option and the issuance of Restricted Stock are subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of tax withholding or other withholding liabilities under any federal, state, or local law is necessary or desirable as a condition of or in connection with such issuances, then the issuances shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

                  (b) Manner of Satisfying Withholding Obligation. When an Awardee is required by the Committee to pay the Company an amount required to be withheld under applicable laws, the payment may be made
         (i) in cash, (ii) by check, (iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the Awardee having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of an Option or the vesting of Restricted Stock (if applicable) having a Fair Market Value on the Tax Date equal to the amount required to be withheld or,
         (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

                  (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising the Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he shall report to the Company any disposition of the shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising the Option give a satisfactory written representation promising to make such a remittance.

         1.11     Exercise of Options

                  (a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

                  (b) Payment of Purchase Price Under Options. The purchase price of any Plan Shares purchased upon exercise of an Option shall be paid at the time of exercise either (i) in cash, (ii) by


1998 STOCK COMPENSATION PLAN -- Page 2
         certified or cashier's check, (iii) if permitted by the Committee, by shares of Common Stock, (iv) if permitted by the Committee, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, or (vi) in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

         1.12 Acceleration in Certain Events. The Committee may accelerate the exercisability of any Option or SAR or the vesting of any Restricted Stock in whole or in part at any time. Notwithstanding the provisions of any Option Agreement, SAR Agreement, or Restricted Stock Agreement, the following provisions shall apply:

                  (a) Mergers, Consolidations, Etc. In the event that the Company, pursuant to action by the Board, at any time enters into an agreement whereby the Company will merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting, or acquiring corporation of outstanding Awards, or for the substitution of new Awards with substantially equivalent benefit therefor, each outstanding Awards shall become fully (100 percent) vested. With respect to Awards consisting of SARs or Options, the Committee shall advise each Awardee, in writing, of the manner and terms under which such fully vested Awards shall be exercised.

                  (b) Change in Control. Notwithstanding anything herein to the contrary, (1) an Awardee shall become fully (100 percent) vested in each of his Awards upon the occurrence of a change in control (as defined below) or a threatened change in control (as determined by the Committee in its sole discretion); and (2) no Award held by an Awardee at the time a change in control or threatened change in control occurs or at any time thereafter shall terminate for any reason before the end of the Award's express term. For purposes of this section, "change in control" means one or more of the following events:

                           (i) Any person  (within the meaning of Section  13(d)
                  and 14(d) of the Exchange Act) other than the Company (including its Subsidiaries, Directors or executive Officers) has become the beneficial owner, within the meaning of Rule 13d-3 under the Exchange Act, of 50 percent or more of the combined voting power of the Company's then outstanding Common Stock or equivalent in voting power of any class or classes of the Company's outstanding securities ordinarily entitled to vote in elections of directors ("voting securities"); or

                           (ii) Shares representing 50 percent or more of the combined voting power of the Company's voting securities are purchased pursuant to a tender offer or exchange offer (other than an offer by the Company or its Subsidiaries or affiliates); or

                           (iii) As a result  of,  or in  connection  with,  any
                  tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction cease to constitute a majority of the Board of the Company or of any successor to the Company; or



1998 STOCK COMPENSATION PLAN -- Page 3

                           (iv)  Following  the Effective  Date,  the Company is
                  merged or consolidated with another corporation and as a result of such merger or consolidation less than 50 percent of the outstanding voting securities of the surviving or resulting corporation are then owned in the aggregate by the former shareholders of the Company, other than (A) any party to such merger or consolidation or (B) any affiliates of any such party; or

                           (v) The Company transfers more than 50 percent of its
                  assets, or the last of a series of transfers results in the transfer of more than 50 percent of the assets of the Company, to another entity that is not wholly-owned by the Company. For purposes of this subsection (v), the determination of what constitutes 50 percent of the assets of the Company shall be made by the Committee, as constituted immediately prior to the events that would constitute a change of control if 50 percent of the Company's assets were transferred in connection with such events, in its sole discretion.

         1.13 Written Notice of Exercise Required. An Option shall be deemed exercised when the Company has received written notice of exercise at its principal office from the person entitled to exercise the Option and has received payment for the Plan Shares with respect to which the Option is exercised in accordance with Section 1.11.

         1.14 Compliance with Securities Laws. Plan Shares shall not be issued unless the issuance and delivery of the Plan Shares shall comply with all relevant provisions of state and federal law (including without limitation the Securities Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange on which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee also may require an Awardee to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Awardee shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to the Plan restricting their transfer as required by law or this section.

         1.15 Employment or Service of Optionee. Nothing in the Plan or in any Award granted hereunder shall confer upon any Employee any right to continued employment by the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Award granted hereunder shall confer upon any Nonemployee Director or Advisor any right to continued service as a Nonemployee Director or Advisor of the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that service.

         1.16 Rights of Awardees Upon Termination of Employment or Service. In the event an Awardee ceases to be an Employee, Nonemployee Director, or Advisor for any reason other than death, Retirement, Permanent Disability, Cause or providing certain required notice of termination under an Employee's employment agreement with the Company, (i) the Committee shall have the ability to accelerate the vesting of the Awardee's Option and of his Restricted Stock, in its sole discretion, and (ii) the Awardee's Option shall be exercisable (to the extent exercisable on the date of termination of employment or rendition of services, or, if the vesting of the Option has been accelerated, to the extent exercisable following such acceleration) at any time within three months after the date of termination of employment or rendition of services, unless by its terms the Option expires earlier or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of the Nonqualified Stock Option; provided that the term of any Nonqualified Stock Option shall not be extended beyond its initial term. In the event an Awardee ceases to serve as an Employee, Nonemployee Director, or Advisor due to death, Permanent Disability, Retirement, Cause, or providing certain required notice of termination under an Employee's


1998 STOCK COMPENSATION PLAN -- Page 4
employment agreement with the Company, the Committee shall have the ability to accelerate the vesting of the Awardee's Restricted Stock, and the Awardee's Option may be exercised as follows:

                  (a) Death. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while serving as an Employee, Nonemployee Director, or Advisor or within three months after ceasing to be an Employee, Nonemployee Director, or Advisor, his Option shall become fully exercisable on the date of his death and shall expire twelve months thereafter, unless by its terms it expires sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of the Nonqualified Stock Option; provided that the term of any Nonqualified Stock Option shall not be extended beyond its initial term. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

                  (b) Retirement. If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Retirement, (i) the Committee shall have the ability to accelerate the vesting of the Optionee's Option, in its sole discretion, and (ii) the Optionee's Option shall be exercisable (to the extent exercisable on the effective date of the Retirement or, if the vesting of the Option has been accelerated, to the extent exercisable following such acceleration) at any time within three months after the effective date of the Retirement, unless by its terms the Option expires earlier or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of the Nonqualified Stock Option; provided that the term of any Nonqualified Stock Option shall not be extended beyond its initial term.

                  (c) Disability. If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Permanent Disability, the Optionee's Option shall become fully exercisable and shall expire twelve months thereafter, unless by its terms it expires sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend the term of the Nonqualified Stock Option; provided that the term of any Option shall not be extended beyond its initial term.

                  (d) Cause. If an Optionee ceases to be employed by the Company or a Subsidiary or ceases to serve as a Nonemployee Director or Advisor because the Optionee's relationship with the Company or a Subsidiary is terminated for Cause, the Optionee's Options shall automatically expire on the date of such termination. If any facts that would constitute Cause for termination or removal of an Optionee are discovered after the Optionee's relationship with the Company has ended, any Options then held by the Optionee may be immediately terminated by the Committee. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement with the Company or a Subsidiary, the Optionee's relationship with the Company or a Subsidiary shall be deemed terminated for Cause for purposes of the Plan only if the Optionee is considered under the circumstances to have been terminated "for cause" for purposes of such written agreement or the Optionee voluntarily ceases to be an Employee in breach of such Optionee's employment agreement with the Company or a Subsidiary.

                  (e) Notice. If an Optionee's employment agreement with the Company or a Subsidiary is terminated by either the Company, a Subsidiary, or the Optionee by providing a permitted notice of termination pursuant to the employment agreement, the Options that are vested as of the date of termination shall remain exercisable for a period of twelve months (three months if the Options are Incentive Stock Options) after the date of termination and shall expire at the end of such twelve-month period (three-month period if the Options are Incentive Stock Options).

         1.17 Transferability of Options and SARs. Except as may be agreed upon by the Committee in accordance with the following paragraph, Options and SARs shall not be transferable other than by will or the


1998 STOCK COMPENSATION PLAN -- Page 5
laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and Incentive Stock Options may be exercised during the lifetime of an Optionee only by that Optionee or his legally authorized representative. The designation of a beneficiary by an Optionee shall not constitute a transfer of the Option.

         The Committee may, in its discretion, provide in an Option Agreement that the Optionee may transfer Nonqualified Stock Options to members of his immediate family, trusts for the benefit of such immediate family members, and/or partnerships in which such immediate family members are the only partners.

         1.18 Information to Awardees. The Company shall furnish to each Awardee a copy of the annual report, proxy statements, and all other reports sent to the Company's shareholders. Upon written request, the Company shall furnish to each Awardee a copy of its most recent Form 10-K Annual Report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                                   ARTICLE II
                                 ADMINISTRATION

         2.1 Committee. The Plan shall be administered by a Committee of not fewer than two members of the Board or the Board as a whole. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees, Nonemployee Directors, and Advisors to whom Awards shall be granted and the number of Plan Shares subject to each Award, to interpret the Plan, to prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, SAR Agreement, or Restricted Stock Agreement, to modify or amend any such agreement or waive any conditions or restrictions applicable to any Awards (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan.

         2.2 Appointment of Committee. The Committee shall be appointed by the Board. The Board may remove any Committee member, with or without cause, at any time.

         2.3 Majority Rule; Unanimous Written Consent. A majority of the members of the Committee shall constitute a quorum (provided that, if the Committee consists of only two persons, the presence of both such persons shall be necessary for a quorum), and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

         2.4 Company Assistance. The Company shall supply complete and timely information to the Committee on all matters relating to Employees, Nonemployee Directors, and Advisors, their employment, death, Retirement, Permanent Disability, or other termination of employment or service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE III
                             INCENTIVE STOCK OPTIONS

         3.1 Terms and Conditions. The terms and conditions of Options granted under this Article III may differ from one another as the Committee, in its discretion, shall determine, as long as all Options granted under this Article III satisfy the requirements of this Article III.



1998 STOCK COMPENSATION PLAN -- Page 6

         3.2 Duration of Options. Each Option granted pursuant to this Article III and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted (or with respect to the grant of an Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code, later than five years after the date on which the Option is granted). In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         3.3 Purchase Price. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this
Article III shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110 percent of the Fair Market Value of those Plan Shares at the time the Option is granted.

         3.4 Maximum Amount of Options First Exercisable in Any Calendar Year. The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article III are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to
Article IV.

         3.5 Individual Option Agreements. Each Employee receiving Options pursuant to this Article III shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant hereto, and such other matters as the Committee deems appropriate.

                                   ARTICLE IV
                           NONQUALIFIED STOCK OPTIONS

         4.1 Option Terms and Conditions. The terms and conditions of Options granted under this Article IV may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this
Article IV satisfy the requirements of this Article IV.

         4.2 Duration of Options. Each Option granted pursuant to this Article IV and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         4.3 Purchase Price. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this
Article IV shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         4.4 Individual Option Agreements. Each Optionee receiving Options pursuant to this Article IV shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options granted pursuant hereto, and such other matters as the Committee deems appropriate.

                                    ARTICLE V
                       ALTERNATE STOCK APPRECIATION RIGHTS



1998 STOCK COMPENSATION PLAN -- Page 7

         5.1 Award of Alternate Stock Rights. Concurrently with or subsequent to the award of any Option, the Committee may in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option ("Related Option") a related SAR, permitting the Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. An SAR granted with respect to a Nonqualified Stock Option maybe granted together with or subsequent to the grant of the Related Option.

         5.2 Stock Appreciation Rights Agreement. Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written SAR Agreement executed by the Company and the Optionee receiving the Related Option.

         5.3 Exercise. An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by written notice to the Company at its principal office. Such notice shall state the election to exercise the SAR and the number of shares in respect of which it is being exercised, shall be signed by the person exercising the SAR, and shall be accompanied by the SAR Agreement evidencing the SAR and the Related Option. In the event the SAR is not exercised in full, the Secretary of the Company shall endorse or cause to be endorsed upon the SAR and the Related Option the number of shares with respect to which the SAR has been exercised and the number of shares with respect to which it and the Related Option remain exercisable and shall return such SAR and Related Option to the holder thereof.

         5.4 Amount of Payment. The amount of payment to which an Optionee shall be entitled upon the exercise of each SAR shall be equal to 100 percent of the amount, if any, by which the Fair Market Value of the Common Stock subject to the SAR on the exercise date exceeds the Fair Market Value of such Common Stock on the date the Related Option was granted or became effective, as the case may be; provided, however, the Company may, in its sole discretion, withhold from such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.

         5.5 Form of Payment. The amount payable by the Company to an Optionee upon exercise of an SAR may be paid in shares of Common Stock, cash, or a combination thereof. The number of shares of Common Stock to be paid to an Optionee upon exercise of an SAR shall be determined by dividing the amount of payment determined pursuant to Section 5.4 by the Fair Market Value of a share of Common Stock on the exercise date of the SAR. For purposes of this Plan, the exercise date of an SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 5.3. As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due the Optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

         5.6 Termination of SAR. Except as otherwise provided in this Plan in case of Permanent Disability or death, no SAR shall be exercisable after an Optionee ceases to be an Employee, Director, or Advisor of the Company or a Subsidiary; provided, however, that the Committee shall have the right in its sole discretion, but not the obligation, to extend the exercise period for not more than three months following the date the Optionee ceases to be an Employee, Director, or Advisor of the Company or a Subsidiary; and provided further that the Committee may not extend the period during which an Optionee may exercise an SAR for a period greater than the period during which the Optionee may exercise the Related Option. If an Optionee's position as an Employee, Director, or Advisor of the Company or a Subsidiary is terminated due to the Permanent Disability or death of such Optionee, the Committee Shall have the right, in its sole discretion, but not the obligation, to extend the exercise period applicable to the SAR for a period not to exceed the period in which the Optionee may exercise the Related Option as set forth in Section 1.16.

         5.7 Effect of Exercise of SAR. The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.


1998 STOCK COMPENSATION PLAN -- Page 8

         5.8 Effect of Exercise of Related Option. Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

                                   ARTICLE VI
                                 RELOAD OPTIONS

         6.1 Authorization of Reload Options. Concurrently with the award of an Option, the Committee may authorize Reload Options to purchase for cash or shares that number of shares of Common Stock equal to the sum of:

                  (a) The number of shares of Common Stock used to exercise the underlying Option; and

                  (b) To the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Option.

The grant of a Reload Option will become effective upon the exercise of the underlying Option through the use of shares of Common Stock held by the Optionee for at least twelve months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

         6.2 Reload Option Amendment. Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Option. Upon the exercise of an underlying Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

         6.3 Reload Option Price. The exercise price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

         6.4 Term and Exercise. Each Reload Option shall be fully exercisable six months after the effective date of its grant. The term of each Reload Option shall be equal to the remaining term of the underlying Option.

         6.5 Termination of Employment or Service. No additional Reload Options shall be granted to optionees when Options are exercised pursuant to the terms of this Plan following termination of the Optionee's service as an Employee, Director, or Advisor to the Company or a Subsidiary.

                                   ARTICLE VII
                                RESTRICTED STOCK

         7.1 Grant of  Restricted  Stock.  Subject to the  provisions of Section
1.8, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Employees, Directors, and Advisors and in such amounts as it shall determine. Each grant of Restricted Stock shall be reflected in a Restricted Stock Agreement.

         7.2 Transferability. Except as provided in this Plan, Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the applicable Restricted Stock Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement.

         7.3 Other  Restrictions.   The  Committee   may  impose   such   other
restrictions upon any Restricted Stock as it may deem advisable, including without limitation restrictions under applicable federal or state


1998 STOCK COMPENSATION PLAN -- Page 9
----------------------------
securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

         7.4  Certificate   Legend.   In  addition  to  any  legends  placed  on
certificates pursuant to Section 7.3, each certificate representing shares of Restricted Stock shall bear the following legend:

                  "The sale or other transfer of shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Karts International Incorporated 1998 Stock Compensation Plan, rules of administration adopted pursuant to such Plan, and a Restricted Stock Agreement dated ____________________. A copy of the Plan, such rules, and such Restricted Stock Agreement may be obtained from the Secretary of Karts International Incorporated.

         7.5 Removal of Restrictions. Except as otherwise provided herein, Restricted Stock shall become freely transferable by the Awardee thereof after the last day of the period of restriction specified in the relevant Stock
Restriction Agreement. Once the Restricted Stock is released from the restrictions, the Awardee shall be entitled to have the legend required by
Section 7.4 removed from the Awardee's stock certificate.

         7.6 Voting Rights. During the period of restriction specified in a Restricted Stock Agreement, an Awardee holding shares of Restricted Stock subject to the Agreement may exercise full voting rights with respect to those shares.

         7.7 Dividends and Other Distributions. During the period of restriction specified in a Restricted Stock Agreement, an Awardee holding shares of Restricted Stock subject to the Agreement shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Common Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

                                  ARTICLE VIII
                     TERMINATION, AMENDMENT, AND ADJUSTMENT

         8.1 Termination and Amendment. The Plan shall terminate on April 1, 2008. No Option shall be granted under the Plan after that date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements, SAR Agreements, and Restricted Stock Agreements to be used in connection herewith; provided that, without shareholder approval, no amendment or revision may (i) increase the maximum aggregate number of Plan Shares, except as permitted under Section 8.2, (ii) change the minimum purchase price for shares under Article III, or (iii) permit the granting of an Award to anyone other than as provided in the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Award hereunder, alter or impair any of that individual's rights or obligations under any Award granted under the Plan prior to that amendment, suspension, or termination.

         8.2 Adjustments. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Awards may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options, SARs, or portions thereof that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and


1998 STOCK COMPENSATION PLAN -- Page 10
----------------------------
the manner of application of same shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any Subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

         9.2 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company and any Subsidiary or affiliate of the Company that adopts the Plan.

         9.3 Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

         9.4 Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

                                    ARTICLE X
                                   DEFINITIONS

         As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         10.1 "Advisor" means any person performing services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Committee chooses to grant Awards under the Plan, provided that bona fide services are rendered by such person and such services are not rendered in connection with the offer or sale of securities in a capital-raising transaction.

         10.2 "Award" means a grant of an Option, Stock Appreciation Right, or Restricted Stock.

         10.3 "Awardee" means a grantee of an Option, an SAR, or Restricted
Stock.

         10.4 "Board" means the Board of Directors of the Company.

         10.5 "Cause" means conviction of a crime involving moral turpitude or a crime providing for a term of imprisonment in a federal or state penitentiary; failure or refusal to follow reasonable instructions of the Board; failure or refusal to comply with the reasonable policies, standards and regulations of the Company, which from time to time may be established; failure or refusal to perform faithfully and diligently the usual and customary duties of a person's employment or service; acting in an unprofessional, unethical, immoral, or fraudulent manner; acting in a manner that discredits or is detrimental to the reputation, character, and standing of Company or a Subsidiary; or the commission of any other act that causes or reasonably may be expected to cause substantial injury to the Company.

         10.6     "Code" means the Internal Revenue Code of 1986, as amended.

         10.7     "Committee" means the Committee described in Section 2.1.

         10.8 "Common Stock" means the Common Stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.


1998 STOCK COMPENSATION PLAN -- Page 11
----------------------------

         10.9  "Company"  means  Karts  International  Incorporated,   a  Nevada
corporation, or one or more of its Subsidiaries.

         10.10 "Effective Date" means April 1, 1998.

         10.11 "Employee" means an employee (as defined in Section 3401(c) of the Code and the regulations thereunder) of the Company or of any Subsidiary of the Company that adopts the Plan, including Officers.

         10.12 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         10.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         10.14 "Fair Market Value" means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the last reported sales price for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on the basis of the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

         10.15  "Incentive  Stock  Option" means an Option  granted  pursuant to
Article III.

         10.16 "Nonemployee Director" means a member of the Board who is not an Officer or Employee; provided, however, that, as used in Section 2.1, the term "Non-Employee Director" shall have the meaning given to that term in Rule 16b-3.

         10.17  "Nonqualified  Stock Option" means an Option granted pursuant to
Article IV.

         10.18 "Officer" means an officer of the Company or any Subsidiary of the Company.

         10.19 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         10.20 "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

         10.21 "Optionee" means an Employee, Nonemployee Director, or Advisor to whom an Option has been granted hereunder.

         10.22 "Permanent Disability" has the meaning provided for such term in Section 22(e)(3) of the Code.

         10.23 "Plan" means the Karts International Incorporated 1998 Stock Compensation Plan, as set forth herein and as it may be amended from time to time.

         10.24 "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

         10.25 "Reload Option" means a reload option granted pursuant to Article VI.


1998 STOCK COMPENSATION PLAN -- Page 12
----------------------------

         10.26 "Restricted Stock" means Common Stock granted pursuant to Article VII.

         10.27 "Restricted Stock Agreement" means an agreement between the Company and an Awardee with respect to the grant of Restricted Stock to the Awardee.

         10.28 "Retirement" means an Awardee's voluntary termination of his relationship with the Company or a Subsidiary on or after the date the Awardee
(a) turns 65 years old or (b) turns 55 years old and has completed ten years of service with the Company or a Subsidiary as otherwise determined by the Board.

         10.29 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

         10.30 "SARs" or "Stock Appreciation Rights" means rights granted pursuant to Article V.

         10.31 "SAR Agreement" means an agreement between the Company and an Awardee with respect to the grant of one or more SARs to the Awardee.

         10.32 "Securities Act" means the Securities Act of 1933, as amended.

         10.33 "Subsidiary" means a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

         10.34 "Tax Date" means the date on which the amount of tax to be withheld is determined.



1998 STOCK COMPENSATION PLAN -- Page 13
----------------------------

                        KARTS INTERNATIONAL INCORPORATED

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998

         The undersigned hereby appoints Timothy P. Halter and Robert M. Aubrey or either of them, with power of substitution, as proxies to vote all stock of Karts International Incorporated (the "Company") owned by the undersigned at the Annual Meeting of Stockholders to be held at 14160 Dallas Parkway, Suite 950, Dallas, Texas 75240, at 2:00 p.m., Central Standard Time on May 27, 1998, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.

1. |_|FOR the election as director of all nominees listed below (except as marked to the contrary below)

    |_|WITHHOLD AUTHORITY to vote for all nominees listed below: Robert. M. Aubrey, Charles Brister,
       Gary C. Evans, Timothy P. Halter, Joseph R. Mannes and Ronald C. Morgan.

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.


2.  Proposal to approve the Company's 1998 Stock Compensation Plan.
    |_| FOR           |_| AGAINST            |_| ABSTAIN

3. Proposal to approve the appointment of S.W. Hatfield + Associates as the Independent Public Accountants of the Company for fiscal 1998, at a remuneration to be determined by the Board of Directors of the Company.
    |_| FOR           |_| AGAINST            |_| ABSTAIN

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

             THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

     This Proxy is solicited on behalf of the Company's Board of Directors.

       This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all nominees as directors, FOR the proposal to approve the Company's 1998 Stock Compensation Plan, and FOR the proposal to certify the appointment of S.W. Hatfield + Associates as independent public accountants.

       Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.
If a partnership, please sign in partnership name by authorized person.


                                          DATED:                         , 1998


                                          --------------------------------------
                                          Signature of Stockholder



                                          --------------------------------------
                                          Signature if held jointly


PLEASE mark, sign, date and return the Proxy Card promptly using the enclosed envelope.